SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 2005

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                               PSB Holdings, Inc.
             (Exact name of registrant as specified in its charter)


           Federal                          0-50970               42-1597948
------------------------------   ------------------------   --------------------
      (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


40  Main Street, Putnam, Connecticut                                 06260
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(Address of principal executive offices)                          (Zip Code)


                                 (860) 928-6501
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))



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Item 5.02.      Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers.

         Wilbur D. Neumann, a member of the Board of Directors of PSB Holdings, Inc. (the "Company"), advised the Company on December 7, 2005 of his decision, for personal reasons, to resign from the Board of Directors of the Company, effective immediately. Also effective December 7, 2005, Mr. Neumann resigned from the Board of Directors of the Company's subsidiary, Putnam Savings Bank, and of the Company's mutual holding company, Putnam Bancorp, MHC.


Item 9.01.      Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Not Applicable.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           PSB HOLDINGS, INC.

Dated:  December 12, 2005              By: /s/ Robert G. Cocks, Jr.
                                           -------------------------------------
                                           Robert G. Cocks, Jr.
                                           President and Chief Executive Officer
                                           (Duly authorized representative)